INVESTOR PRESENTATION www. vringo .com FIRST QUARTER 2014

Safe Harbor Statement This presentation includes forward - looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology . Forward - looking statements are statements that are not historical facts . Such forward - looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward - looking statements contained herein . Factors that could cause actual results to differ materially include, but are not limited to : our inability to license and monetize our patents, including the outcome of the litigation against online search firms and other companies ; our inability to protect our intellectual rights ; our inability to monetize and recoup our investment with respect to patent assets that we acquire ; our inability to develop and introduce new products and/or develop new intellectual property ; new legislation, regulations or court rulings related to enforcing patents, that could harm our business and operating results ; our inability to raise additional capital to fund our operations and business plan ; our inability to maintain the listing of our securities on NASDAQ ; our inability to retain key members of our management team ; the future success of Infomedia and our ability to receive value from its stock ; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10 - K filed with the SEC on March 10 , 2014 . In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation . We anticipate that subsequent events and developments will cause our expectations and beliefs to change . However, while we may elect to update these forward - looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date after the date of this presentation . Trademark Usage VRINGO, the VRINGO logo, and other VRINGO trademarks, service marks, and designs are registered or unregistered trademarks of Vringo, Inc . and its subsidiaries in the United States and in foreign countries . This presentation contains trade names, trademarks and service marks of other companies . All such trade names, trademarks and service marks of other companies are property of their respective owners . Vringo does not intend its use or display of other parties’ trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of or by, such other parties . 1

Innovate | License | Protect

VRINGO

Vringo Overview

Vringo is engaged in the innovation, development and monetization of intellectual property and mobile technologies.

Symbol	VRNG
Exchange	NASDAQ
Market Capitalization	$333 million (03/07/14)
Average Trading Volume	2,900,000 (3 month)
52 Week Range	$2.61 - $5.45
Index Memberships	Russell 3000/Russell Global
Current Cash	$31,000,000 (02/06/14)
Auditor	KPMG
Corporate Headquarters	New York, NY
Employees	18
R&D Facilities	New York
Founded	2006

Telecom Patent Portfolio

600+ Patents and Applications

- 500+ Patents granted
- 100+ Patent applications

Wireless Infrastructure Technology

- Communication Management
- Data and Signal Transmission
- Mobility Management
- Radio Resources Management
- Services

Wireless Device Technology

- 2G/3G/4G/LTE Enabled Devices
- Wifi/Hotspot Enabled Devices

Internet and Search Patent Portfolio

Lycos Portfolio (8 Patents)

- '420 and '664 Patents cover the ranking of search results and the placement of search advertising results
- Technology used to place high quality advertisements in the best positions
- Patents acquired from Lycos, where Vringo President and CTO Andrew "Ken" Lang served as Chief Technology Officer

Akadiri Portfolio (2 Patents, 5 Applications)

- Covers insertion of content (e.g., ads, text, video, audio) into a video stream, audio stream, or webpage
- Acquired from quantumStream

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Management Team and Key Employees Andrew Perlman, CEO & Director ► Former Head of Digital, Classic Media ► Former VP of Global Digital Business Development, EMI Music ► George Washington University, B.A. Andrew “Ken” Lang, CTO, President & Director ► Former CEO and CTO, Innovate/Protect ► Former CEO, Lightspace ► Former CTO, Lycos ► Duke University, B.S.; Carnegie Mellon University, M.S. Alexander R. Berger, COO, Secretary & Director ► Former COO and CFO, Innovate/Protect ► Former VP, Hudson Bay Capital ► Former Aide, The White House ► George Washington University, B.Accy Clifford Weinstein, Executive Vice President ► Former Partner, Maxim Group ► Fordham University, B.A. David L. Cohen, Chief Legal and IP Officer ► Former Senior Litigation Counsel, Nokia ► Former Attorney, Skadden Arps , et al. ► Former Attorney, Lerner David, et al. ► Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D. Jason Charkow , Senior IP Counsel ► Former of Counsel, Intellectual Property Litigation, Winston & Strawn LLP ► Former Attorney, Jones Day ► Hofstra University, J.D. 3 Anastasia Nyrkovskaya , CPA, CFO & Treasurer ► Former Vice President and Assistant Global Controller, NBC Universal Media, LLC ► Former Auditor, KPMG LLP ► Moscow State University of Publishing and Printing Arts Saswat Misra, IP Counsel ► Former Attorney and Patent Agent, Ropes & Gray LLP ► Former R&D Engineer, Army Research Laboratory ► Columbia University, J.D. Harlan Fiske Stone Scholar ► Cornell University, Ph.D. ► University of Illinois, M.S.; University of Maryland, B.S.

Innovate I License I Protect

VRINGO

Board of Directors



H. Van Sinclair

- President & CEO, The RLJ Companies
- Former Acting President, Charlotte Bobcats
- Former Partner-in-Charge of Litigation, Arent Fox PLLC
- University of Rochester, B.A.S./M.B.A.; George Washington University, J.D.



Donald E. Stout

- Co-founder, NTP Inc.
- Partner, Antonelli Terry Stout & Kraus LLP
- Former patent examiner, USPTO
- Pennsylvania State University, B.S.; George Washington University, J.D.



Noel J. Spiegel

- Former Partner, Deloitte & Touche, LLP (40+ Years)
- Current Board Member and Chairman of Audit Committee, American Eagle Outfitters, Inc.
- Current Board Member and Member of Audit Committee, Radian Group, Inc.



Ashley Keller

- Co-founder and CIO, Gerchen Keller Capital, LLC
- Special Situations Analyst, Alyeska Investment Group
- Partner, Bartlet Beck Herman Palenchar & Scott LLP
- University of Chicago Law School, J.D.; University of Chicago Booth School of Business, M.B.A; Harvard University, B.A.



John Engelman

- Co-head International TV & DreamWorks Classics, DreamWorks Animation
- Co-founder, Boomerang Media
- Founder & CEO, Classic Media
- Former CEO, Broadway Video
- Harvard College, B.A.; Harvard Law School, J.D.



Andrew Perlman, CEO & Director

- Former Head of Digital, Classic Media
- Former VP of Global Digital Business Development, EMI Music
- George Washington University, B.A.



Andrew "Ken" Lang, CTO, President & Director

- Former CEO and CTO, Innovate/Protect
- Former CEO, Lightspace
- Former CTO, Lycos
- Duke University, B.S.; Carnegie Mellon University, M.S.



Alexander R. Berger, COO, Secretary & Director

- Former COO and CFO, Innovate/Protect
- Former VP, Hudson Bay Capital
- Former Aide, The White House
- George Washington University, B.Accy.

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Innovation 5 Internal Development ► Leading provider of Customer Relationship Management and monetization technologies to mobile carriers and device manufacturers including EE, Orange, T - Mobile, Virgin Mobile, Samsung, HTC, Sony and Alcatel ► Acquired Vringo Mobile Technology platform in February 2014 in exchange for 8% equity ownership and one seat on Infomedia Board of Directors ► Headquarters: United Kingdom ► Employees: 35 ► 2013 Revenues: $20 million ► Products ─ View ─ License Hub ─ Direct Billing ─ Carrier Proposition Platform http://www.infomedia.co.uk ► Filed 29 patent applications related to wireless technologies ► Patents developed internally and in collaboration with third parties. ► Technologies include: ─ Cognitive Radio ─ Wireless Energy ─ Video Group Messaging ─ Behavioral Modification ─ Mobile Phone Security Strategic Partnership

Global Patent Portfolio 190 41 8 13 42 39 31 12 500+ Patents 100+ Patent Applications 125+ Patent Families 31 SEP Families (GSM, UMTS, CDMA, LTE) 15 6 11 4 5 16 3 18 3 21

Telecom Portfolio

Vringo Telecom Portfolio Wireless Infrastructure Base Stations BSCs / RNCs MSCs/SGSNs Gateways Telecom Infrastructure Servers Routers/Switches Phones/Tablets 2G/3G/4G/LTE Wifi /Hot Spot Enabled Devices Remote Monitoring Residential/Commercial Monitoring Systems Conferencing Systems Video/Web Conferencing Vringo Telecom Portfolio Portfolio Characteristics Portfolio covers wireless infrastructure ► 500+ Issued Patents ► 100+ Patent Applications ► 125+ Patent Families Patents from 31 families have been declared essential Majority of patents filed in late 1990’s and early 2000’s High level of forward citations ► Patents recognized by others in the industry as foundational Average remaining lifetime of patents is 6 years ► Strong candidates for litigation and licensing 8

10% 20% 12% 3% 10% 6% 3% 12% 9% 2% 4% 10% 2% 24% 14% 3% 29% 15% 0% 5% 10% 15% 20% 25% 30% 35% Nokia LG Qualcomm Ericsson InterDigital Alcatel- Lucent Samsung Siemens Nokia Siemens Networks Research in Motion Broadcom Sony Corp Cisco France Telecom Nortel Networks General Dynamics Philips Electronics Telecom Portfolio Quality iRunway Analysis 2013 9 Company Name Count of Seminal Patents Share of Seminal Patents Count of All 2G & 3G Patents Share of All 2G & 3G Patents Nokia 143 16.55% 1,363 7.89% LG 118 13.66% 584 3.38% Qualcomm 113 13.08% 915 5.30% Ericsson 51 5.90% 1504 8.71% InterDigital 48 5.56% 462 2.68% Alcatel - Lucent 45 5.21% 793 4.59% Samsung 21 2.43% 653 3.78% Siemens 17 1.97% 144 0.83% Nokia - Siemens - Networks 15 1.74% 173 1.00% Research in Motion 14 1.62% 598 3.46% Broadcom 13 1.50% 309 1.79% Sony Corp 12 1.39% 121 0.70% Cisco 12 1.39% 488 2.83% France Telecom 11 1.27% 45 0.26% Vringo Infrastructure Inc . 10 1.16% 74 0.43% Nortel Networks 10 1.16% 346 2.00% General Dynamics 10 1.16% 34 0.20% Philips Electronics 7 0.81% 47 0.27% Top Seminal Patent Holders Source: iRunway analysis based on patent data from USPTO Distribution of Seminal Patents across Categories Company Comm. Quality Data Transfer Rate Positioning Power Mgmt Security Services Total Nokia 16 25 3 13 59 27 143 LG 0 109 0 3 5 1 118 Qualcomm 17 24 1 21 41 9 113 Ericsson 12 12 0 6 18 3 51 InterDigital 5 29 2 3 7 2 48 Alcatel - Lucent 10 13 1 3 13 5 45 Samsung 1 16 0 1 1 2 21 Siemens 3 6 0 0 6 2 17 Nokia - Siemens - Networks 1 3 0 1 6 4 15 Research - in - Motion 0 2 0 1 11 0 14 Broadcom 6 2 1 0 4 0 13 Sony 1 4 1 0 4 2 12 Cisco 3 0 0 0 9 0 12 France - Telecom 1 0 0 0 8 2 11 Vringo I nfrastructure Inc . 2 0 0 2 3 3 10 Nortel - Networks 2 1 0 0 7 0 10 General - Dynamics 1 7 0 0 2 0 10 Philips - Electronics 2 1 0 3 1 0 7 Total 83 254 9 57 205 62 670 Percentage of Seminal Patents in the Portfolio of Each Company Vringo Infrastructure Inc.

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VRINGO

Enforcement Actions

Country	Court	Patent(s)	Accused Product(s)	Status
ZTE				
UK	UK High Court of Justice, Chancery Division, Patents Court	EP 1,212,919 EP 1,166,589 EP 1,808,029	Handsets Infrastructure	Trial period scheduled to commence in October 2014
Germany	Mannheim Regional Court	EP 1,212,919	Infrastructure	Hearing scheduled for April 28, 2014
UK	UK High Court of Justice, Chancery Division, Patents Court	EP 1,221,212 EP 1,330,933 EP 1,186,119	Handsets Infrastructure	Trial period scheduled to commence in June 2015
Germany	Mannheim Regional Court	EP 1,186,119	Handsets Infrastructure	Final Infringement Judgment; ZTE filed Notice of Appeal; Injunction ordered for accounting and sale (only accounting being enforced); ZTE motion seeking to stay enforcement denied
France	Tribunal de Grande Instance de Paris	EP 1,186,119 EP 1,221,212	Handsets Infrastructure	Hearing scheduled for December 8, 2014
Australia	Federal Court of Australia in the New South Wales registry	AU 2005/212,893 AU 773,182	Handsets Infrastructure	Trial expected to commence in second half of 2014
Spain	Commercial Court No. 11 of Madrid	EP 1,186,119	Handsets Infrastructure	Preliminary Inquiry; Request for further discovery granted
Germany	Düsseldorf Regional Court	EP 0,748,136	Handsets	Hearing scheduled for November 27, 2014
India	High Court of Delhi at New Delhi	IN 243,980	Handsets Infrastructure	Interim arrangement requiring full accounting;, payment into court and pre-review of all ZTE imports; Expedited schedule set; Contempt motion filed against ZTE for failing to report all prior activities
Germany	Düsseldorf Regional Court	EP 0,710,941	Handsets Tablets	Hearing scheduled for November 27, 2014
India	High Court of Delhi at New Delhi	IN 200,572	Infrastructure	Pending

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Enforcement Actions 11 Country Court Patent(s) Accused Product(s) Status ASUS Germany Düsseldorf Regional Court EP 0,748,136 Handsets Hearing scheduled for November 27, 2014 Germany Düsseldorf Regional Court EP 0,710,941 Handsets Hearing scheduled for November 27, 2014 Spain Commercial Court of Barcelona EP 0,748,136 Handsets Pending Tyco US Southern District of Florida US 6,288,641 Remote Monitoring Trial scheduled for September 8, 2014 Germany Regional Court of Mannheim EP 1,221,149 Remote Monitoring Hearing Scheduled for July 11, 2014 Google et al. US Eastern District of Virginia US 6,314,420 US 6,775,664 Adwords See below US United States Court of Appeals for the Federal Circuit Appeal Pending before Court of Appeals for the Federal Circuit Microsoft Corporation US Southern District of New York US 6,314,420 US 6,775,664 Bing Settled for $1 million, 6 patents and 5% of any amount Google pays with a confidential cap

Global FRAND Term Sheet and Policy ZTE FRAND Term Sheet (May 15, 2013) 12 Vringo provided ZTE with a term sheet for an opening offer which Vringo believed was fair, reasonable and non - discriminatory (FRAND) that stated, in part, as follows : ZTE may elect to take a license to all of the Essential Patents for the GSM Standard, the UMTS Standard and the LTE Standard together at the following rates : $ 2 . 50 for each Smartphone made or sold by ZTE and $ 1 . 20 for all other Subscriber Units sold by ZTE . 1 . 50 % of Infrastructure Revenues . ZTE may also elect to take separate licenses under the GSM Patents, UMTS Patents and LTE Patents at the following rates : Any license to a single Standard shall be for single - mode products compliant with that Standard only . Any license to two Standards shall only cover single - mode products compliant with the two Standards and dual - mode products compliant with both Standards . GSM UMTS LTE Smartphone $0.85 $0.85 $0.85 Subscriber Unit $0.40 $0.40 $0.40 Infrastructure Revenues 0.5% 0.5% 0.5% As a holder of patents declared essential to various technical standards including GSM, UMTS, and LTE ► Vringo is committed to licensing on fair, reasonable, and non - discriminatory (FRAND) terms and conditions ► Vringo has offered such terms to ZTE Vringo’s headline FRAND rates ► Consistent with other headline FRAND rates in the industry Injunctive Relief and Damages ► Injunctions may be appropriate where a party is an unwilling licensee ► Vringo is committed to negotiate FRAND licenses in good faith with all willing licensees ZTE FRAND Commitment

Internet Search Portfolio

In 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the U.S. District Court, Eastern District of Virginia. In 2012, a jury unanimously returned a verdict in favor of I/P Engine, finding that the defendants infringed all of the asserted claims of the Asserted Patents, and had not proven that any of the asserted claims of the patents were invalid by anticipation. The jury found that damages should be based on a "running royalty," the running royalty rate should be 3.5%; and damages totaling of approximately $30.5 million should be awarded. Use of Patented Technology by Google 14 An advertisement's content relevance to a search query Click - through rates from prior users relative to that advertisement One example of Google's use of the patented keyword relevance technology Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for. The Quality Score for Google [includes]: ► The relevance of the keyword and the matched ad to the search query ► The historical click through rate (CTR) of the keyword and the matched ad on the Google domain I/P Engine's patents, acquired from Lycos , cover the combination of: Litigation history

I/P Engine v. Google et al. Damages Periods/Appellate Issues ` Period Start End Defendants’ Current Liability Defendants’ Potential Liability Appeal 1 1 Pre - filing period Six years prior to filing 9/15/05 9/14/11 $0 3.5% royalty on incremental revenue, equal to 20.9% of Google US AdWords revenue 2 Damages Filing to close of discovery 9/15/11 9/30/12 $30,496,155 Appeal 2 3 Supplemental damages Close of discovery to judgment 10/1/12 11/20/12 $17,321,198 $17,321,198 ($16,784,491 plus interest of $536,707) 4 Ongoing Royalties Judgment to today 11/21/12 3/10/14 6.5% royalty on incremental revenue, equal to 20.9% of Google US AdWords revenue 5 Ongoing Royalties Today to expiration of patents 3/11/14 4/4/16 15 Court Order on Royalty Base Jury Verdict Court Order on Ongoing Royalty

April 28 Germany ZTE Infringement Hearing on ‘919 Patent 2014 Vringo Enforcement Actions 16 Anticipated Timeline 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter July 11 Germany Tyco Infringement Hearing on ‘149 Patent September 8 Southern District of Florida Tyco Trial on ‘641 Patent October UK ZTE Trial on ‘919, ‘589 & ‘029 Patents November 27 Germany ZTE I nfringement Hearing on ‘136 Patent November 27 Germany ASUS Infringement Hearing on ‘136 Patent December 8 France ZTE Infringement Hearing on ‘119 & ‘212 Patents 2 nd Half Australia ZTE Trial on ‘893 & ‘182 Patents 2 nd Quarter Court of Appeals for the Federal Circuit Google et. Al. First Appeal

Summary & Near Term Strategic Objective s Continue to Build Intellectual Property Portfolio Create new IP in key technology areas Patent Applications > Issued Patents Acquire foundational IP ► Highly selective criteria ► Disciplined due diligence process Innovate Continue development of prototype applications/products ► Mobile bandwidth aggregation ► Make strategic investments Drive Licensing Revenue Drive Licensing Revenue ► Execute existing enforcement actions ► Assert additional patents against identified targets ► Part of a large and growing asset class ► Strong balance sheet to execute business plan ► Global strategy for patent monetization ► Substantial intellectual property portfolio ► Established enforcement track record ► Experienced management, board and legal team ► Several near team catalysts 17

Capitalization Table 18 Description As of February 4, 2014 Fully Diluted Shares 115.5 million Common Shares 84.1 million Warrants Outstanding Warrants $1.76 10.0 million Warrants $5.06 7.8 million Employee Incentive Plan 11.9 million

Contact Information Cliff Weinstein Executive Vice President Office: 646.532.6777 cweinstein@vringoinc.com Vringo, Inc. 780 3rd Avenue, 15 th Floor New York, NY 10017 For more information, please contact: 19